SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:___________

2)   Aggregate number of securities to which transaction applies:___________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

IMPORTANT PROXY INFORMATION

SPECIAL MEETING OF SHAREHOLDERS

MAY 5, 2008

Shareholders of certain Nationwide Mutual Funds recently received in the mail a package of materials regarding an upcoming Special Meeting of Shareholders. The combined proxy statement/prospectus included in the package outlines the proposed reorganization of certain Nationwide Funds into Aberdeen Funds. The Nationwide Mutual Funds' Board of Trustees recommends that you vote FOR the proposal.

Your vote is crucial for the success of the reorganization. Voting today will help to avoid the expense of further solicitation. Please see the Proxy Literature Resource Center below for helpful information.

There are two quick and easy ways to vote 24 hours a day, 7 days a week. You will need to enter the individual control number printed on the proxy card that was included on your proxy package.


If your proxy card looks like:


               (IT--Insert PDF titled "Registered Proxy Card here.
                   "View larger image" link below should open the PDF in a new window for easier viewing)




                                View larger image


please click www.proxyonline.com or call 866-458-9850 to vote your shares




If your proxy card looks like:




              (IT--Insert PDF titled "Beneficial Proxy Card" here.
                   "View larger image" link below should open the PDF in a new window for easier viewing)





                                View larger image



please click www.proxyvote.com or call 800-690-6903 to vote your shares



Proxy Literature Resource Center
(PDF icon) Proxy Registration Statement
(PDF icon) Shareholder Guide to the Proxy
(PDF icon) Aberdeen Funds Prospectus


Voting by phone or Internet is available 24 hours a day, 7 days a week.
If you have any difficulties in voting or if you need additional information or a proxy card, please call 866-745-2066. Specialists are available to assist you Monday-Friday, 9 a.m. to 10 p.m. EDT. You may also vote by mailing your completed proxy card in the postage-paid envelope provided in


Nationwide Fund Distributors LLC, distributor of the Nationwide Funds, is not affiliated with Aberdeen Asset Management Inc.

The table below lists the Nationwide Mutual Funds that are proposed for reorganization.

               -----------------------------------------------------------------
               Fund Name
               -----------------------------------------------------------------
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               Nationwide China Opportunities Fund(1), (2)
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               Nationwide Emerging Markets Fund(1)
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               Nationwide Global Financial Services Fund(1), (3)
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               Nationwide Global Utilities Fund(1), (3)
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               Nationwide Health Sciences Fund(1), (3)
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               Nationwide Hedged Core Equity Fund(4)
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               -----------------------------------------------------------------
               Nationwide International Growth Fund(1)
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               Nationwide Leaders Fund(3)
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               Nationwide Market Neutral Fund(4)
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               Nationwide Mid Cap Growth Leaders Fund(3)
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               -----------------------------------------------------------------
               Nationwide Natural Resources Fund(1), (3)
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               Nationwide Optimal Allocations Fund: Defensive(5)
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               Nationwide Optimal Allocations Fund: Moderate(5)
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               Nationwide Optimal Allocations Fund: Moderate Growth(5)
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               Nationwide Optimal Allocations Fund: Growth(5)
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               Nationwide Optimal Allocations Fund: Specialty(5)
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               -----------------------------------------------------------------
               Nationwide Small Cap Fund(1), (2), (6)
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               Nationwide Small Cap Core Fund(4), (6)
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               Nationwide Small Cap Growth Opportunities Fund(6), (7)
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               Nationwide Small Cap Leaders Fund(2), (3), (6)
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               Nationwide Small Cap Value Fund(6), (7), (8), (9)
               -----------------------------------------------------------------
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               Nationwide Tax-Free Income Fund(10)
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               -----------------------------------------------------------------
               Nationwide Technology and Communications Fund(1), (3)
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               Nationwide U.S. Growth Leaders Fund(3)
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               -----------------------------------------------------------------
               Nationwide U.S. Growth Leaders Long-Short Fund(4)
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               Nationwide Worldwide Leaders Fund1, (3)
               -----------------------------------------------------------------

FUND DISCLOSURE

   1 International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets. The Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

   2 The Fund may invest in initial public offerings, can be very volatile and carry high transaction costs.

   3 Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

   4 In order to achieve the Fund's objective, the manager uses sophisticated investment strategies such as leverage, short selling, and investing in derivatives and ETFs. These strategies cause the Fund to have greater risk and volatility, and higher expenses, than those of other investments.

   5 The Nationwide Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investment strategies and asset classes.

       Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations. Each Fund's underlying funds are subject to specific investment risks such as those associated with a concentrated, market-sector or asset class-focused portfolio (such as REITs), small companies, international securities, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

       There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

   6 Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

   7 The Fund may purchase securities in derivatives and initial public offerings, which can be very volatile and carry high transaction costs.

   8 The Fund may invest in real estate investment trusts (REITs) that are more volatile than other types of securities.

   9 Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause the Fund to underperform other funds using different investment styles.

  10 For some investors, income from the Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax

INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, FEES, CHARGES AND EXPENSES BEFORE INVESTING ANY MONEY. TO OBTAIN THIS AND OTHER FUND INFORMATION, PLEASE CALL 1-800-848-0920 TO REQUEST A PROSPECTUS, OR DOWNLOAD A PROSPECTUS AT NATIONWIDEFUNDS.COM. PLEASE READ IT CAREFULLY BEFORE INVESTING ANY MONEY.

Mutual fund investing involves risk, including loss of principal.

Nationwide Funds distributed by NATIONWIDE FUND DISTRIBUTORS LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

OUTBOUND CALLING GUIDE TO FINANCIAL ADVISORS

Here are the most important points to communicate to financial advisors regarding the proposed reorganization:

     o The proxy materials mailed to shareholders relate to the reorganization proposal of 26 Nationwide mutual funds into corresponding portfolios of Aberdeen Funds. List of funds can be found on the following page.

     o Shareholders of the Nationwide Funds included in the reorganization proposal who owned shares as of Feb. 29, 2008 will receive the proxy materials and voting instructions by mail. Following the mailing, certain clients may also be contacted by phone to solicit their vote.

     o Currently, Aberdeen Asset Management Inc. is the one of the largest subadvisers to the Nationwide Funds. In November 2007, the Nationwide Mutual Funds' Board of Trustees approved the proposal and determined that the reorganization is in the best interest of shareholders, and recommends that your clients vote FOR the proposal.

     o If the proposal is approved, your client will become a shareholder of Aberdeen Funds. Aberdeen will serve as the investment advisor and the funds will be managed by the same portfolio managers (except for the Nationwide Tax-Free Income Fund) who currently manage their Nationwide Fund. Upon shareholder approval, Aberdeen Tax-Free Income will be subadvised by Credit Suisse Asset Management, LLC

     o If you receive calls regarding this proxy from your clients, please let them know that they should not discard their proxy card included in the mailing and encourage them to vote immediately.

     o If the client discarded their material, an additional proxy card can be obtained in one of two ways:
                   1. Client can call 866-745-0266
                   2. Advisor can contact their firm's proxy department.

     o   Shareholders have three ways to vote:
         1. By Internet - Visit the website listed on proxy card.
         2. By Phone - Call the toll-free number listed on the proxy card.
         3. By Mail - Sign/date the proxy card and return in the postage-paid envelope.

o Advisors can vote if their client has authorized them to vote on their behalf. Advisor should contact their firm's proxy department and provide them with the following information. This process will vary by firm.
         1. Account Name/Title
         2. Account #
         3. CUSIP & # of shares
         4. Instructions on how the vote is to be cast (For, Against, Abstain)

The following chart lists the names of the Aberdeen Fund that, upon shareholder approval, will acquire the corresponding Nationwide Fund.

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Current Nationwide Fund Name                   Proposed Aberdeen Fund Name
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide China Opportunities Fund            Aberdeen China Opportunities Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Emerging Markets Fund               Aberdeen Developing Markets Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Global Financial Services Fund      Aberdeen Global Financial Services Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Global Utilities Fund               Aberdeen Global Utilities Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Health Sciences Fund                Aberdeen Health Sciences Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Hedged Core Equity Fund             Aberdeen Hedged Core Equity Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide International Growth Fund           Aberdeen International Equity Fund
------------------------------------------------------------------------------------------------
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Nationwide Leaders Fund                        Aberdeen Select Equity Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Market Neutral Fund                 Aberdeen Market Neutral Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Mid Cap Growth                      Aberdeen Select Mid Cap Growth Fund
Leaders Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Natural Resources Fund              Aberdeen Natural Resources Fund

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations                 Aberdeen Optimal Allocations
Fund: Defensive                                Fund: Defensive
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations                 Aberdeen Optimal Allocations
Fund: Moderate                                 Fund: Moderate
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------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations                 Aberdeen Optimal Allocations
Fund: Moderate Growth                          Fund: Moderate Growth
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations                 Aberdeen Optimal Allocations
Fund: Growth                                   Fund: Growth
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Optimal Allocations                 Aberdeen Optimal Allocations
Fund: Specialty                                Fund: Specialty
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Small Cap Core Fund                 Aberdeen Small Cap
                                               Opportunities Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Small Cap Fund                      Aberdeen Small Cap Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Small Cap Growth                    Aberdeen Small Cap Growth Fund
Opportunities Fund
------------------------------------------------------------------------------------------------
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Nationwide Small Cap Leaders Fund              Aberdeen Select Small Cap Fund
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Nationwide Small Cap Value Fund                Aberdeen Small Cap Value Fund
------------------------------------------------------------------------------------------------
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Nationwide Tax-Free Income Fund                Aberdeen Tax-Free Income Fund
------------------------------------------------------------------------------------------------
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Nationwide Technology and Communications Fund  Aberdeen Technology
                                               and Communications Fund
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Nationwide U.S. Growth Leaders Fund            Aberdeen Select Growth Fund
------------------------------------------------------------------------------------------------
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Nationwide U.S. Growth Leaders                 Aberdeen Equity Long-Short Fund
Long-Short Fund
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Nationwide Worldwide Leaders Fund              Aberdeen Select Worldwide Fund
------------------------------------------------------------------------------------------------